
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         LEHMAN BROTHERS HOLDINGS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                     DELAWARE                                 13-3216325
         (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)
             3 WORLD FINANCIAL CENTER                           10285
                NEW YORK, NEW YORK                            (ZIP CODE)
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                            EMPLOYEE INCENTIVE PLAN
                         1996 MANAGEMENT OWNERSHIP PLAN
                           (FULL TITLE OF THE PLANS)
                            ------------------------

                             THOMAS A. RUSSO, ESQ.
                              CHIEF LEGAL OFFICER
                         LEHMAN BROTHERS HOLDINGS INC.
                            3 WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10285
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (212) 526-7000
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:

                             KAREN M. MULLER, ESQ.
                         LEHMAN BROTHERS HOLDINGS INC.
                          THREE WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10285

                        CALCULATION OF REGISTRATION FEE

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
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                                                                      PROPOSED
                                                      PROPOSED        MAXIMUM
                                                      MAXIMUM        AGGREGATE       AMOUNT OF
TITLE OF SECURITIES TO              AMOUNT TO BE   OFFERING PRICE     OFFERING      REGISTRATION
BE REGISTERED                        REGISTERED     PER SHARE(A)      PRICE(A)         FEE(A)
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Common Stock, $.10 par value per
  share(b)........................    20,000,000       $23.44          $23.44       $161,655.17
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Common Stock, $.10 par value per
  share(c)........................    10,000,000       $23.44          $23.44        $80,827.59
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

(a) Pursuant to Rule 457(h) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average high and low prices per share of Common Stock on the New York Stock Exchange on July 9, 1996.

(b) Represents Common Stock issuable under the Employee Incentive Plan.

(c) Represents Common Stock issuable under the 1996 Management Ownership Plan.
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

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents, previously filed by Lehman Brothers Holdings Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") or Rule 424 under the Securities Act of 1933, as amended (the "Act"), are hereby incorporated by reference in this Registration Statement.

     (a) the Registrant's Annual Report on Form 10-K for the fiscal year ended November 30, 1995;

     (b) the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 1996;

     (c) the Registrant's Current Reports on Form 8-K dated January 4, 1996; March 20, 1996 and June 20, 1996;

     (d) the description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A dated April 29, 1994

     All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not Required.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Karen C. Manson, Esq., Senior Vice President, Secretary and Senior Counsel of Lehman Brothers Inc. and counsel to the Registrant, has rendered an opinion to the effect that, under applicable state law, the other shares of Common Stock to which this Registration Statement relates will be, when issued, validly issued, fully paid and nonassessable.

     The consolidated financial statements and financial statement schedules of the Registrant for the year ended November 30, 1995, for the eleven month period ended November 30, 1994 and for the year ended December 31, 1993 incorporated by reference in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements and schedule are, and audited financial statements included in subsequently filed documents will be, incorporated herein by reference in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements (to the extent covered by consents filed with the Commission) given upon the authority of such firm as experts in accounting and auditing.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Restated Certificate of Incorporation of the Registrant authorizes the Registrant to indemnify its directors and officers to the fullest extent permitted by Delaware General Corporation Law from time to time. In addition, the directors of the Registrant are insured under officers' and directors' liability insurance policies purchased by the Registrant.

     Section 145 of the Delaware General Corporation Law provides for indemnification of directors and officers in certain circumstances, which may include indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act").


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8.  EXHIBITS

     The Exhibit Index beginning of page E-1 is hereby incorporated by reference.

ITEM 9.  UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

             (i) To include any prospectus required by Section 10(a)(3) of the Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration
        Statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
     Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the forgoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this the 9th day of July, 1996.

                                         LEHMAN BROTHERS HOLDINGS INC.
                                                   (Registrant)

                                         By:      /s/ KAREN M. MULLER

                                            ------------------------------------
                                                      Karen M. Muller
                                                       Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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
                SIGNATURES                                 TITLE                      DATE
- ------------------------------------------  -----------------------------------  --------------
                    *                       Chairman of the Board,                July 9, 1996
- ------------------------------------------    Chief Executive Officer and
           Richard S. Fuld, Jr.               Director (principal executive
                                              officer)
                    *                       President and Director                July 9, 1996
- ------------------------------------------
          T. Christopher Pettit
                    *                       Chief Financial Officer (principal    July 9, 1996
- ------------------------------------------    financial officer)
             Charles B. Hintz
                    *                       Controller                            July 9, 1996
- ------------------------------------------
              David Goldfarb
                    *                       Director                              July 9, 1996
- ------------------------------------------
              John F. Akers
                    *                       Director                              July 9, 1996
- ------------------------------------------
             Roger S. Berlind
                    *                       Director                              July 9, 1996
- ------------------------------------------
              Katsumi Funaki
                    *                       Director                              July 9, 1996
- ------------------------------------------
              Henry Kaufman
                    *                       Director                              July 9, 1996
- ------------------------------------------
             John D. Macomber
                    *                       Director                              July 9, 1996
- ------------------------------------------
               Dina Merrill
                    *                       Director                              July 9, 1996
- ------------------------------------------
            Masataka Shimasaki

*By      /s/ KAREN M. MULLER
- ------------------------------------------
             Karen M. Muller
            (Attorney-in-Fact)

                                 EXHIBIT INDEX

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
EXHIBIT                                                              FILED HEREWITH (--) OR
NUMBER                         DESCRIPTION                        INCORPORATED BY REFERENCE TO
- ------     ----------------------------------------------------  -------------------------------
  4.1      Form of Restated Certificate of Incorporation of the  Restated Certificate of
           Registrant                                            Incorporation of the Registrant
                                                                 dated May 27, 1994
                                                                 (incorporated by reference to
                                                                 Exhibit 3.1 of the Registrant's
                                                                 Transition Report on Form 10-K
                                                                 for the eleven months ended
                                                                 November 30, 1994)
  4.2      Restated By-Laws of the Registrant                    By-Laws of the Registrant
                                                                 amended as of October 24, 1995
                                                                 (incorporated by reference to
                                                                 Exhibit 3(b) of the
                                                                 Registrant's Registration
                                                                 Statement on Form S-3 (Reg. No.
                                                                 33-64899)
  4.3      Employee Incentive Plan                                             --
  4.4      1996 Management Ownership Plan                                      --
  5        Opinion of Karen C. Manson, Counsel to the                          --
           Registrant
 23.1      Consent of Ernst & Young, Independent Auditors of                   --
           the Registrant
 23.2      Consent of Karen C. Manson (included in Exhibit 5)                  --
 24        Powers of Attorney                                                  --
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